EXECUTION VERSION 745841208 21693172 FIRST AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT This FIRST AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT, dated as of February 1, 2022 (this “Amendment”), is among: (i) C.H. ROBINSON RECEIVABLES, LLC, a Delaware limited liability company, as seller (the “Seller”); (ii) C.H. ROBINSON WORLDWIDE, INC., a Delaware corporation (“CHR”), as master servicer (in such capacity, the “Master Servicer”) and as performance guarantor (in such capacity, the “Performance Guarantor”); (iii) BANK OF AMERICA, N.A. (“BofA”), as the Purchaser Agent for the BofA Purchaser Group and as a Committed Purchaser for the BofA Purchaser Group; (iv) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as the Purchaser Agent for the Wells Purchaser Group and as a Committed Purchaser for the Wells Purchaser Group; and (v) BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). BACKGROUND WHEREAS, the parties hereto have entered into that certain Receivables Purchase Agreement, dated as of November 19, 2021 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”); and WHEREAS, concurrently herewith, the Administrative Agent, the Purchaser Agents, the Seller and the Master Servicer are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”). NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement. SECTION 2. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A. SECTION 3. Certain Representations and Warranties. Each of the Seller and the Master Servicer hereby represents and warrants to the Committed Purchasers, the Purchaser Agents and the Administrative Agent as follows:

2 745841208 21693172 (a) Representations and Warranties. The representations and warranties made by such party in the Receivables Purchase Agreement and in any other Transaction Document to which it is a party are true and correct in all material respects both as of the date hereof and immediately after giving effect to this Amendment and the Fee Letter (except to the extent such representations and warranties explicitly refer solely to an earlier date, in which case they shall be true and correct as of such earlier date). (b) Power and Authority; Due Authorization. Such party (i) has all necessary power and authority to (A) execute and deliver this Amendment, the Fee Letter and the other Transaction Documents to which it is a party in any capacity and (B) carry out the terms of and perform its obligations under this Amendment, the Fee Letter and the other Transaction Documents applicable to it and (ii) has duly authorized by all necessary corporate or limited liability company action, as applicable, the execution, delivery and performance of this Amendment, the Fee Letter and the other Transaction Documents to which it is a party in any capacity. (c) No Violation. The execution, delivery and performance by such party of this Amendment, the Fee Letter and the other Transaction Documents will not (i) conflict with its articles or certificate of incorporation or formation, as applicable, or its by-laws or limited liability company agreement, as applicable, or (ii) violate any Law applicable to it or any of its properties, except in the case of clause (ii), where such conflict or violation could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. (d) Validity, etc. This Amendment, the Receivables Purchase Agreement, the Fee Letter and the other Transaction Documents to which it is a party constitute the legal, valid and binding obligations of such party enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at Law. (e) No Defaults. No Event of Termination, Unmatured Event of Termination, Master Servicer Termination Event or Unmatured Master Servicer Termination Event shall have occurred and be continuing either before or immediately after giving effect to this Amendment and the Fee Letter. (f) Net Portfolio Balance. Both as of the date hereof and immediately after giving effect to this Amendment and the Fee Letter, the sum of the Purchasers’ Total Investment and the Required Reserves do not exceed the Net Portfolio Balance. SECTION 4. Effectiveness. This Amendment shall be effective as of the date hereof, upon satisfaction of the following conditions precedent: (a) Execution of the Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by each of the other parties hereto.

3 745841208 21693172 (b) Execution of the Fee Letter. The Administrative Agent shall have received a counterpart of the Fee Letter duly executed by each of the parties thereto. (c) Other Documents. The Administrative Agent shall have received such other documents, agreements, certificates, instruments and opinions as the Administrative Agent may reasonably request prior to the date hereof. SECTION 5. Reference to, and Effect on the Receivables Purchase Agreement and the Transaction Documents. (a) The Receivables Purchase Agreement (except as specifically amended herein) shall remain in full force and effect and the Receivables Purchase Agreement and each of the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto. (b) On and after the execution and delivery of this Amendment, (i) this Amendment shall be a part of the Receivables Purchase Agreement amended hereby and (ii) each reference in the Receivables Purchase Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Receivables Purchase Agreement, and each reference in any other Transaction Document to “the Receivables Purchase Agreement”, “thereunder”, “thereof” or words of like import referring to the Receivables Purchase Agreement, shall mean and be a reference to the Receivables Purchase Agreement, as amended by this Amendment. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Purchaser Agent, any Conduit Purchaser or any Committed Purchaser under, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Transaction Document. (d) To the extent that the consent of any party hereto, in any capacity, is required under the Transaction Documents or any other agreement entered into in connection with the Transaction Documents with respect to any of the amendments set forth herein, such party hereby grants such consent. SECTION 6. Transaction Document. This Amendment shall be a Transaction Document under (and as defined in) the Receivables Purchase Agreement. SECTION 7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. SECTION 8. Execution in Counterparts; Electronic Records and Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Seller and Master Servicer agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each of the Seller and Master Servicer to the same extent as a

4 745841208 21693172 manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each of the Seller and Master Servicer enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent and each of the Purchasers of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Purchasers may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Purchasers shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Seller or Master Servicer, as applicable, without further verification and (b) upon the request of the Administrative Agent or any Purchaser, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. SECTION 9. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). SECTION 10. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 11. Captions and Cross References. The various captions in this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment. Unless otherwise indicated, references in this Amendment to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to the Receivables Purchase Agreement, as the case may be, and

5 745841208 21693172 references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause. SECTION 12. Reaffirmation of Performance Guaranty. After giving effect to this Amendment, the Fee Letter, and the transactions contemplated hereby and thereby, all of the provisions of the Performance Guaranty shall remain in full force and effect, and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms. [Signatures begin on the following page]

S-2 First Amendment to BofA/CHR Receivables Purchase Agreement 745841208 21693172 BANK OF AMERICA, N.A., as Administrative Agent By: Name: Title: BANK OF AMERICA, N.A., as Purchaser Agent for the BofA Purchaser Group By: Name: Title: BANK OF AMERICA, N.A., as a Committed Purchaser for the BofA Purchaser Group By: Name: Title: Christopher Haynes Senior Vice President Christopher Haynes Senior Vice President Christopher Haynes Senior Vice President

S-3 First Amendment to BofA/CHR Receivables Purchase Agreement 745841208 21693172 WELLS FARGO BANK, N.A., as Purchaser Agent for the Wells Purchaser Group By: Name: Title: WELLS FARGO BANK, N.A., as a Committed Purchaser for the Wells Purchaser Group By: Name: Title: Darrell Cole Vice President Darrell Cole Vice President

Exhibit A 745841208 21693172 EXHIBIT A AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT (attached)

EXECUTION VERSION EXHIBIT A TO AMENDMENT 1, DATED FEBRUARY 1, 2022 RECEIVABLES PURCHASE AGREEMENT Dated as of November 19, 2021 among C.H. ROBINSON WORLDWIDE, INC., as initial Master Servicer and Performance Guarantor, C.H. ROBINSON RECEIVABLES, LLC, as Seller, and THE VARIOUS CONDUIT PURCHASERS, COMMITTED PURCHASERS, AND PURCHASER AGENTS FROM TIME TO TIME PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent 745840595 21693172

Actions Impairing Quality of Title. Take any action that could reasonably(i) be expected to cause any Pool Receivable, together with the Related Assets, not to be owned by it free and clear of any Adverse Claim; or take any action that could cause Administrative Agent not to have a valid ownership free of any Adverse Claim or first priority perfected security interest in the Asset Interest and all products and proceeds of the foregoing, free and clear of any Adverse Claim; or suffer the existence of any financing statement or other instrument similar in effect covering any Pool Receivable or any Related Asset on file in any recording office except such as may be filed (i) in favor of any Originator or Seller in accordance with the Contracts or any Transaction Document or (ii) in favor of a Purchaser or Administrative Agent in accordance with this Agreement or any Transaction Document or take any action that could cause Administrative Agent not to have a valid first priority perfected security interest in each Lock-Box Account and all amounts or instruments on deposit or credited therein from time to time. Net Worth. Permit (a) as of any date that any Subordinated Note is(j) outstanding, the amount equal to (i) the amount equal to (A) the aggregate Unpaid Balance of Receivables (that are not Defaulted Receivables) determined at such time, minus (B) the greater of (x) the product of the Loss Reserve Percentage at such time times the Net Portfolio Balance at such time, and (y) 1.00% of the aggregate Unpaid Balance of Pool Receivables, minus (C) the Purchasers’ Total Investment at such time, minus (ii) the aggregate outstanding principal amount of each Subordinated Note at such time, minus (iii) without duplication, the outstanding principal amount of all other Obligations, to be less than $12,000,000,20,000,000, or (b) as of any date that there are no Subordinated Notes outstanding, Seller’s net worth (as calculated in accordance with GAAP consistently applied) to be less than the greater of (x) $12,000,00020,000,000 and (y) the amount reasonably necessary to pay its Debts as they become due and for Seller to otherwise be considered Solvent. Actions by Originators. Notwithstanding anything to the contrary set(k) forth in the Sale Agreement, Seller will not consent to (i) any change or removal of any notation required to be made by any Originator pursuant to Section 3.3 of the Sale Agreement, or (ii) any waiver of or departure from any term set forth in Section 5.4 of the Sale Agreement, in each case without the prior written consent each Consent Party. Sanctions. No CHR Party, no Person directly or indirectly controlling a(l) CHR Party, and no Person directly or indirectly controlled by a CHR Party, and no other Affiliate of any of the foregoing, in each case directly or indirectly, shall use the proceeds of any Purchase or Reinvestment hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund any activities or business of or with a Sanctioned Entity, or (ii) in any manner that would be prohibited by Sanctions or would otherwise cause the Administrative Agent or any Affected Party to be in breach of any Sanctions. Each CHR Party shall comply with all applicable Sanctions in all material respects, and shall maintain policies and procedures reasonably designed to promote and achieve compliance with Sanctions. - 49- 745840595 21693172

SCHEDULE I COMMITMENTS Party Capacity Commitment BofA Purchaser Group BofA Committed Purchaser $180,000,000300,000,000 BofA Purchaser Agent N/A N/A Conduit Purchaser N/A Wells Purchaser Group Wells Committed Purchaser $120,000,000200,000,000 Wells Purchaser Agent N/A N/A Conduit Purchaser N/A 745840595 21693172 Schedule I- 1 Receivables Purchase Agreement

SCHEDULE 6.1(n) LOCK-BOX INFORMATION Bank Address Lock-Box # Account #(s) U.S. Bank, National Association 800 Nicollet Mall Minneapolis, MN 55402-4302 [Omitted] U.S. Bank, National Association C. H. Robinson Company PO Box 9121 Minneapolis, MN 55480-9121 [Omitted] [Omitted] U.S. Bank, National Association C. H. Robinson Company SDS-12-0805 PO Box 86 Minneapolis, MN 55486-0805 [Omitted] [Omitted] U.S. Bank, National Association 800 Nicollet Mall Minneapolis, MN 55402-4302 [Omitted] 745840595 21693172 Schedule 6.1(n)- 1 Receivables Purchase Agreement